                                                                    Exhibit 23.3


                     Consent of Workman, Nydegger & Seeley


     The undersigned hereby consents to the reference to the firm of Workman, Nydegger & Seeley under the caption "Experts" in the seventh amendment to Registration Statement on Form S-1 filed with the Securities and Exchange Commission by Iomed, Inc.


                                             /s/ WORKMAN, NYDEGGER & SEELEY
                                             --------------------------------
                                             WORKMAN, NYDEGGER & SEELEY